UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Suite 2800, Tampa, Florida	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 5, 2014, Sykes Enterprises, Incorporated issued a press release announcing its financial results for the three months ended March 31, 2014. The press release is attached as Exhibit 99.1.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Christopher Carrington

As reported in the attached press release, Christopher M. Carrington, Executive Vice President of Global Delivery for SYKES and the former President and CEO of Alpine Access, has decided to step down. Mr. Carrington has agreed to assist SYKES with an orderly transition of his duties, which is expected to be completed on or before June 30, 2014.

Item 9.01.  Financial Statements and Exhibits.

(d)    The following exhibit is included with this Report:

Exhibit 99.1 Press release, dated May 5, 2014, announcing the financial results for the three months ended March 31, 2014 and the resignation of Christopher M. Carrington.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES INCORPORATED

	By:	/s/ John Chapman
John Chapman
Executive Vice President and
Chief Financial Officer
Date: March 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 5, 2014, announcing the financial results for the three months ended March 31, 2014 and the resignation of Christopher M. Carrington.